Exhibit 10.39

                               SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT (hereinafter referred to as this "Sublease"), dated this 15th day of January, 2000, between Simione Central Holdings, Inc. a Delaware corporation (hereinafter referred to as the "Sublandlord", as successor in interest to Simione Central, Inc., a Georgia corporation) and The Profit Recovery Group USA, Inc., a Georgia corporation (hereinafter referred to as the "Subtenant").

WHEREAS, Sublandlord and Resurgens Plaza South Associates, LP (hereinafter referred to as "Landlord") entered into that certain Lease dated December 18, 1996 commencing January 1, 1998, and ending on December 31, 2002 (hereinafter referred to as the "Prime Lease"), and

WHEREAS, Sublandlord wishes to sublease approximately 21,441 rentable square feet on the 1st floor as shown on Exhibit "A" attached hereto and incorporated herein by reference (hereinafter referred to as the "Premises"), in the building located at 6600 Powers Ferry Road, Atlanta, Georgia 30339 (hereinafter referred to as "the Building").

WHEREAS, Sublandlord and Subtenant wish to enter into this Sublease for the occupancy by Subtenant of the Premises.

NOW, THEREFORE, for and in consideration of the rents herein agreed to be paid and in consideration of the mutual covenants and agreements herein recited, Sublandlord hereby subleases the Premises to Subtenant upon the following terms:

1.   PROVISIONS CONSTITUTING SUBLEASE.

     1.1 This Sublease and all of Subtenant's rights hereunder are expressly subject and subordinate to the terms and conditions of the Prime Lease, which is incorporated herein by reference and is attached hereto as Exhibit "B" and Sublandlord shall possess all rights and remedies of the Lessor under the Prime Lease with respect to the Subtenant, and the Subtenant shall be responsible for and perform all of the obligations of the lessee under the Prime Lease with respect to the Sublandlord, except for the payment of the Base Rent, which is otherwise provided in this Sublease. Subtenant hereby acknowledges that it has received copies of the Prime Lease, has read all of the terms and conditions thereof, and agrees to observe and perform all of the terms and conditions of the Prime Lease to be observed or performed by the lessee thereunder, except for the rent provided therein.

     1.2 Subtenant shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited or any claims to accrue to the benefit of Prime Landlord by reason of any right of termination or forfeiture reserved by or vested in Prime Landlord under the Prime Lease. Subtenant shall indemnify and hold Sublandlord harmless from and against all loss, cost, damage or expense, including, but not limited to attorney's fees and court costs, incurred by Sublandlord by reason of any default on the part of Subtenant by reason of which the Prime Lease may be terminated or forfeited.

     1.3 Notwithstanding anything to the contrary in the Prime Lease or this Sublease, Subtenant hereby acknowledges that Subtenant shall look solely to Landlord for the performance of all of the Landlord's obligations under the Prime Lease, and that Sublandlord shall not be obligated to provide any services to Subtenant or otherwise perform any obligations in connection with this Sublease, but Sublandlord shall exercise its best efforts to cause Landlord to perform such obligations. Subtenant acknowledges that any termination of the Prime Lease will result in a termination of this Sublease and that Subtenant is subject to the holding over provision (Article 27 of the Prime Lease).

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2.   TERM.

     The term of this Sublease (the "Sublease Term") shall be for a period commencing on the later of January 15, 2001 or the date by which Sublandlord has completely vacated the Premises (hereinafter referred to as the "Commencement Date") and ending at midnight on December 31, 2002 (hereinafter referred to as the "Expiration Date"), unless sooner terminated pursuant to any provision herein or under the Prime Lease or this Sublease. Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Term.

     2.1  Notwithstanding   the  foregoing,   Subtenant  shall  commence  rental
          payments on March 1, 2001, which is the Rent Commencement Date.

     2.2 DELAY IN COMMENCEMENT. If Sublandlord shall not have delivered possession of the Premises by February 15, 2001, then the Rent Commencement Date shall be delayed 1 day for each day beyond the date herein listed.

     2.3 EARLY POSSESSION. In the event that Sublandlord shall permit Subtenant to occupy the Premises prior to the Commencement Date of the term, such occupancy shall be subject to all of the provisions of this Sublease. This early possession shall not advance the termination date of the Sublease.

3.   RENT.

     Subtenant shall pay to Sublandlord as Base Rent for the Premises monthly installments Twenty Eight Thousand One Hundred Forty-One and 31/100 ($28,141.31) dollars ($15.75 per rentable square foot), in advance, on the first day of each month for the term of this Sublease with the first rental payment due on the Rent Commencement Date. Beginning on March 1, 2002, the Base Rent shall be automatically increased and Subtenant shall pay in monthly installments Twenty-Eight Thousand Nine Hundred Eighty-Five and 55/100 ($28,985.55) dollars (which is a three percent (3%) increase of the prior Base Rent amount) in advance on the first day of each month for the remainder of the Sublease Term. In addition to the above, Subtenant shall also pay to Sublandlord any and all additional rent, proportionate common operating expenses, and any other sums due to Landlord under the Prime Lease during the Sublease Term. The Base Rent and any additional rent shall be prorated for any portion of the Sublease Term which does not begin or end on the first or last day of any month within the Sublease Term. Notwithstanding the foregoing, Sublandlord shall not declare a default hereunder based upon Subtenant's failure to pay rent or other charges due hereunder, unless such failure shall continue for five (5) days after delivery of written notice by Sublandlord to Subtenant of such failure.

4.   POSSESSION.

     Sublandlord and Subtenant both acknowledge and agree that Sublandlord shall deliver possession of the Premises in an "as-is" condition, including a raised floor computer room with supplemental HVAC, back-up power supply and diesel generator which are Sublandlord's fixtures, and Subtenant shall return the Premises to Sublandlord on the Expiration Date in broom clean condition, reasonable wear and tear and approved alterations by both Sublandlord and Landlord excepted. At the expiration of the Sublease term, Subtenant may purchase the above fixtures from Sublandlord at their respective fair market value as of such date. Sublandlord and Subtenant both acknowledge and agree that Sublandlord makes no representations or warranties about the suitability of the Premises for Subtenant's intended use and that Subtenant acknowledges and agrees that its use of the Premises is subject to the Prime Lease. IF the Prime Lease terminates, this Sublease shall also terminate and the Sublandlord and Subtenant shall be relieved of any further liability or obligation under this Sublease, provided, however, that if the Prime Lease terminates as a result of a default or breach by


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

     Subtenant   under  this  Sublease,   then  Subtenant  shall  be  liable  to
     Sublandlord for any damages, cost or expenses incurred by Sublandlord as a result of such breach.

5.   INSURANCE AND INDEMNITIES.

     Subtenant hereby agrees to indemnify and hold Sublandlord harmless, with regard to the leasing and use of Premises, to the same extent that Sublandlord is required to indemnify and hold Landlord harmless with respect to the Premises. Likewise, Subtenant hereby agrees to obtain and provide evidence satisfactory to Sublandlord, on or before the date of this Sublease, that Subtenant is carrying insurance in the same amounts and of the same types required to be carried by Sublandlord with regard to the Premises.

     Sublandlord and Subtenant shall each include in all policies of commercial property insurance and other insurance required under the Prime Lease, obtained by them covering the Premises, the Building and the contents therein, a waiver by the insurer of all right or subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Sublandlord and Subtenant each waive all right to recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Sublease by the party seeking recovery.

6.   ALTERATIONS.

     In the event that Subtenant requires alterations to be made to the Premises, Subtenant shall submit its proposed changes to Sublandlord for its written consent, which consent may not be unreasonably withheld. Subtenant shall also obtain the written consent of Landlord.

7.   BROKER.

     In this transaction, Sublandlord has been represented by Ackerman & Co., and Subtenant has been represented by Carter & Associates. All commissions owed in this transaction will be paid by Sublandlord pursuant to and in accordance with the terms of a separate commission agreement. Except for the foregoing, neither Subtenant nor Sublandlord has used any broker, agent, or other person in the negotiations for and procurement of this Sublease and that except as may be set forth herein, no commissions, fees or compensation of any kind are due and payable in connection herewith to any broker, agent, or other person as a result of any act or agreement of such party. Each party through which such a claim arises agrees to indemnify and hold the other harmless from all loss, liability, damage, claim, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred as a result of a breach of the representations and warranties contained in the immediately preceding sentence.

8.   DEFAULT.

     Any act or omission by Subtenant that would constitute a default under the Prime Lease shall, subject to the same notice and cure provisions provided in the Prime Lease, whichever may apply, be deemed a default by Subtenant under this Sublease. Any such default by Subtenant shall entitle Sublandlord to exercise any and all remedies available to Landlord under the Prime Lease, including, without limitation, the right to recover possession of the Premises, and to eject the Subtenant and its property therefrom, whichever may apply, or any other remedies available at law or in equity under the laws of the State of Georgia.



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

9.   SUBLEASING AND ASSIGNMENT.

     Subtenant shall have no further right to sublease or assign its rights under this Sublease or its rights with regard to all or any part of the Premises without (i) the prior written consent of Sublandlord, which consent may not unreasonably be withheld; and (ii) the prior written consent of Landlord, the granting of such consent being governed in accordance with the terms of the Prime Lease.

10.  NOTICES.

     Notices by Sublandlord and Subtenant shall be given to each other in the same manner provided by the Prime Lease:

            Sublandlord:            Simione Central Holdings, Inc.
                                    _____________________________
                                    _____________________________
                                    Attention: Kathie McClellan


             Subtenant:             The Profit Recovery Group USA, Inc.
                                    Suite 100-North
                                    2300 Windy Ridge Parkway
                                    Atlanta, GA  30339
                                    Attention: Clinton McKellar, Jr., Esq.

     (b) Sublandlord agrees to provide, in a timely manner, copies of any notices it receives from the Prime Landlord with respect to the Premises.

11.  CONTINGENCY.

     This Sublease is expressly contingent upon Sublandlord obtaining the consent of Landlord. If Sublandlord has not been able to obtain such consent by March 1, 2001, either party may terminate this Sublease and neither party shall have any further rights, duties or liabilities to the other party.

     If at any time after 15, 2001, Sublandlord has failed to deliver possession of the Premises to Subtenant due to Landlord's failure to consent to this Sublease, Sublandlord may give written notice to Subtenant of Sublandlord's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be the next day after delivery of said notice to Sublessor; whereupon this Sublease shall be canceled, in which case all rent and security deposits previously paid by Subtenant to Sublandlord, if any, shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancellation.

12.  QUIET ENJOYMENT.

     Sublandlord covenants and agrees with Subtenant that upon Subtenant paying the Rent and Additional Rent reserved in this Sublease and observing and performing all of the other obligations, terms, covenants and conditions of this Sublease on Subtenant's part to be observed and performed, Subtenant may peaceably and quietly enjoy the Premises during the Term; provided, however, that this Sublease shall automatically terminate upon termination of the Prime Lease, and Subtenant shall have no claim against Sublandlord unless such termination was caused by the default of Sublandlord in the performance of those material obligations under the Prime Lease which have


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

     not been assumed by Subtenant hereunder. Sublandlord covenants and that Sublandlord will not enter into a consensual agreement with the Prime Landlord to terminate the Prime Lease.

     Sublandlord shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited or any claims to accrue to the benefit of Prime Landlord by reason of any right of termination or forfeiture reserved by or vested in Prime Landlord under the Prime Lease. Sublandlord shall indemnify and hold Subtenant harmless from and against all loss, cost, damage or expense, including, but not limited to attorney's fees and court costs, incurred by Subtenant by reason of any default on the part of Sublandlord by reason of which the Prime Lease may be terminated or forfeited.

12.  CONFLICT.

     In the event of a conflict between the terms of this Sublease and the terms of the Prime Lease, the terms of this Sublease shall prevail as between Sublandlord and Subtenant.

13.  LAWS OF GEORGIA.

     Sublandlord and Subtenant both agree that this Sublease shall be construed and governed under the laws of the State of Georgia.

14.  HOLDING OVER.

     Subject to the subsections (i) and (ii) below, if for any reason, other than as a result of the breach or fault of Subtenant, Sublandlord does not deliver possession to Subtenant on the Commencement Date, Sublandlord shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of possession. Notwithstanding the foregoing,

     (i) If Sublandlord has failed to deliver possession of the Premises to Subtenant on or before February 1, 2001, Subtenant shall be entitled to one (1) day of "free rent" for each day during the Term after February 1, 2001 until February 28, 2001; and


     (ii) If Sublandlord has failed to deliver possession of the Premises to Subtenant on or before March 1, 2001, Sublandlord shall pay Subtenant liquidated damages in the amount equal to one hundred percent (100%) of Subtenant's rent obligations under its existing lease for certain property located at 3200 Windy Hill Road, Suite 400 West, Atlanta, Cobb County, Georgia 30339. Such amounts shall constitute liquidated damages for Sublandlord's delay in delivering the Premises. The parties acknowledge that Subtenant's actual damages in the event of such delay by Sublandlord will exceed such amounts and be difficult or impossible to ascertain, and that such liquidated damages represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages, as permitted by O.C.G.A. ss. 13-6-7, in the event of Sublandlord's delay in delivering possession of the Premises. Such liquidated damages shall be the sole and exclusive remedy of Subtenant by reason of such delay by Sublandlord under this Sublease, and Subtenant hereby waives and releases any right to sue Sublandlord for damages occasioned by such delay or to prove that Subtenant's actual damages for delay exceed the amount which is herein provided Subtenant as liquidated damages for delay.



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

     In lieu of the foregoing remedies, at any time after February 15, 2001, Sublandlord fails to deliver the Premises to Subtenant, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be the next day after delivery of said notice to Sulandlord; whereupon this Sublease shall be canceled, in which case all rent and security deposits previously paid by Subtenant to Sublandlord, if any, shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancellation.

     If Sublandlord permits Subtenant to take possession of the Premises prior to the Commencement Date, such early possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, excluding the obligations regarding payment of rent.

14.  MISCELLANEOUS.

     This Sublease constitutes the entire agreement between Sublandlord and Subtenant with respect to the subject matter hereof, and all prior negotiations, understandings, arrangements and agreement with respect to the Sublease of the Premises are hereby superseded by this Sublease. No modification of this Sublease shall be effective except on the execution by the parties hereto of a written amendment to this Sublease. If any clause, section, or part of this Sublease shall be subsequently declared invalid by any court of competent jurisdiction, then the remainder of this Sublease Agreement shall remain in full force and effect.


                             SUBLANDLORD:

                             SIMIONE CENTRAL HOLDINGS, INC.

                             By:    /s/ Kathryn B. McClellan
                                    --------------------------------------------
                             Name:  Kathryn B. McClellan
                             Title: SVP Corporate Relations

                                           (Corporate Seal)

                             SUBTENANT:

                             THE PROFIT RECOVERY GROUP USA, INC.

                             By:    /s/ Donald E. Ellis, Jr.
                                    --------------------------------------------
                             Name:  Donald E. Ellis, Jr.
                             Title: Exec. VP & CFO

                                           (Corporate Seal)




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



                              SUBLEASE EXHIBIT "A"

                         [INSERT FLOOR PLAN OF PREMISES]





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




                              SUBLEASE EXHIBIT "B"

                          [INSERT COPY OF PRIME LEASE]





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